Exhibit 10.1

AMENDMENT NO. 3 TO

EMPLOYMENT AGREEMENT

This Amendment No. 3 to Employment Agreement (this “Third Amendment”), by and among Conrad Industries, Inc., a Delaware corporation, Conrad Shipyard, L.L.C., a Louisiana limited liability company (together, the “Company”), and J. Parker Conrad (“Executive”) is hereby entered into effective as of September 15, 2003.

W I T N E S S E T H:

WHEREAS, the Company and Executive have entered into that certain Employment Agreement, dated as of March 31, 1998, as amended by that certain Amendment No. 1 to Employment Agreement, dated as of March 31, 2001, by and between the Company and Executive, and that certain Amendment No. 2 to Employment Agreement, dated as of March 31, 2002, by and between the Company and Executive (as amended, the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to further amend the Employment Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the continued employment of Executive by the Company and the payment of salary and other compensation to Executive by the Company, the parties hereto agree as follows:

Section 1.    Except as expressly amended hereby, all of the terms and provisions of the Employment Agreement shall remain in full force and effect. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning given to them in the Employment Agreement.

Section 2.    The first sentence of paragraph 2(a) of the Employment Agreement is hereby amended to read in its entirety as follows:

The base salary payable to Executive during the term shall be

$209,475 per year, payable in accordance with the Company’s

payroll procedures for executives, but not less frequently than monthly.

[signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and signed as of the date indicated above.

CONRAD INDUSTRIES, INC.

By:	/s/ MICHAEL J. HARRIS

Michael J. Harris Chairman, Compensation Committee of the Board of Directors of Conrad Industries, Inc.

CONRAD SHIPYARD, L.L.C.

By:	/s/ KENNETH G. MYERS, JR.

Kenneth G. Myers, Jr. President

EXECUTIVE

/S/ J. PARKER CONRAD

J. Parker Conrad

Amendment No. 3 to Employment Agreement

J. Parker Conrad